Exhibit 10.16

SEVENTH AMENDMENT TO LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AGREEMENT (this “Agreement”) dated effective as of February 12, 2014, is by and among TRANSCOASTAL CORPORATION, a Texas corporation (“Borrower”), the LENDERS (as hereinafter defined) and GREEN BANK, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrower, the financial institutions from time to time party thereto (the “Lenders”) and Administrative Agent are parties to that certain Loan Agreement dated as of May 19, 2011, as amended by First Amendment to Loan Agreement dated as of June 22, 2011, Second Amendment to Loan Agreement dated as of February 1, 2012, Third Amendment to Loan Agreement dated as of October 1, 2012, Fourth Amendment to Loan Agreement dated as of February 11, 2013, Fifth Amendment to Loan Agreement dated as of May 31, 2013, and Sixth Amendment to Loan Agreement dated as of September 27, 2013 (as so amended and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that certain terms of the Loan Agreement be amended in the manner as hereinafter provided, and Administrative Agent and Lenders, subject to the terms and conditions contained herein, have agreed to such amendments to be effective as of the date hereof;

WHEREAS, certain Events of Default have occurred as a result of (a) the failure by Borrower to maintain its ratio of EBITDAX to Interest Expense of at least 3.50 to 1.00 as of the end of the fiscal quarter ended September 30, 2013, in violation of Section 8.3 of the Loan Agreement, and (b) the failure by Borrower to maintain Green Bank, N.A. as its principal depository bank, in violation of Section 7.11 of the Loan Agreement (collectively, the “Existing Events of Default”);

WHEREAS, Borrower has requested that Administrative Agent and Lenders waive the Existing Events of Default, and Administrative Agent and Lenders have agreed to waive the same on terms and conditions contained herein; and

WHEREAS, Borrower, Administrative Agent and the Lenders acknowledge that the terms of this Agreement constitute an amendment and modification, and not a novation or extinguishment, of the Notes and the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.     Definitions. All capitalized terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the same meanings as assigned to them in the Loan Agreement when used in this Agreement, unless the context hereof shall otherwise require or provide.

Seventh Amendment to Loan Agreement

2.     Amendments to Loan Agreement. Subject to the terms and conditions hereof and upon satisfaction of the terms set forth in Section 9 hereof, the Loan Agreement is hereby amended, effective as of the date hereof, as follows:

(a)     Section 1.1 of the Loan Agreement is hereby amended to amend and restate the following definition in its entirety to read as follows:

“Maturity Date” means June 1, 2015.

(b)     Section 1.1 of the Loan Agreement is hereby amended to add the following definition in proper alphabetical order to read as follows:

“Net Cash Proceeds” means with respect to the sale or issuance of any Equity Interest by Borrower or any of its Subsidiaries, the excess of (a) the sum of the cash and other Permitted Investments received in connection with such transaction over (b) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by Borrower or such Subsidiary in connection therewith.

(c)     Section 2 of the Loan Agreement is hereby amended to add new Section 2.9 to read as follows:

2.9     Mandatory Prepayment — Equity Issuance. Upon the sale or issuance by Borrower or any of its Subsidiaries of any of its Equity Interests, Borrower shall prepay an aggregate principal amount of Loans equal to 25% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by Borrower or such Subsidiary, and the Borrowing Base shall be automatically reduced by the amount of such prepayment.

3.     Adjustment of Borrowing Base. Effective as of the date hereof, the Borrowing Base is hereby reduced from $17,500,000 to $16,950,000, and the Monthly Reduction Amount is hereby increased from $0 to $125,000 (with the first monthly reduction commencing on March 1, 2014). The foregoing reduction of the Borrowing Base and increase of the Monthly Reduction Amount shall be deemed to be for the scheduled determination of the Borrowing Base under Section 3.2 of the Loan Agreement as of the October 1, 2013 Determination Date. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrowing Base as reduced and the Monthly Reduction Amount as increased shall remain in effect until May 1, 2014, which shall be deemed to be the next Determination Date, unless otherwise adjusted pursuant to the provisions of Sections 3.4 and 3.6 of the Loan Agreement, respectively. Notwithstanding anything to the contrary contained in the Loan Documents, Borrower agrees to deliver the next Reserve Report on or before April 1, 2014.

4.     Limited Waiver. Administrative Agent and Lenders hereby waive the Existing Events of Default (the “Waiver”), subject to (a) the satisfaction of the conditions set forth in Section 9 hereof and (b) Borrower moving all existing deposit accounts from financial institutions other than Green Bank, N.A. (including, without limitation all deposit accounts currently maintained at North Dallas Bank & Trust and Park Cities Bank) to Green Bank, N.A. within thirty (30) days of the date hereof. Except as expressly stated herein, the Waiver shall not be construed as a consent to or waiver of any default or breach which may now exist or hereafter occur or any violation of any term, covenant or provision of the Loan Agreement or any other Loan Document. All rights and remedies of Administrative Agent and Lenders are hereby expressly reserved with respect to any such default or breach. The Waiver does not affect or diminish the right of Administrative Agent and Lenders to require strict performance by the Loan Parties of each provision of any Loan Document to which it is a party, except as expressly provided herein. All terms and provisions of, and all rights and remedies of Administrative Agent and Lenders under, the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

Seventh Amendment to Loan Agreement

5.     Assumption by TCC. TransCoastal Corporation, a Texas corporation (“TCC”) unconditionally assumes all duties, indemnities, obligations, liabilities, representations and covenants of TransCoastal Partners, LLC, a Texas limited liability company (“TCP”) under all of the Loan Documents to which TCP was a party. TCC shall be wholly personally liable for the payment of all sums and the performance of every obligation required under the Loan Documents.

6.     Consent of Guarantors. Each Guarantor hereby consents, acknowledges and agrees to terms of this Agreement and hereby confirms, reaffirms and ratifies in all respects the Guaranty Agreement to which it is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement), as amended or restated, and the enforceability of such Guaranty Agreement against such Guarantor in accordance with its terms.

7.     Ratification of Loan Documents.     Each of Borrower, each Guarantor, Administrative Agent and each Lender further agrees that the liens, assignments and security interests created by the Loan Documents (subject to any express release agreement between Borrower or any Guarantor and Administrative Agent) shall continue and carry forward until the indebtedness under the Loan Documents or evidenced by the Notes is paid and performed in full. Each of Borrower and each Guarantor further agrees that such liens, assignments and security interests are hereby ratified and affirmed as valid and subsisting against the property described in the Loan Documents and that this Agreement shall in no manner vitiate, affect or impair the Loan Agreement, the Notes or the other Loan Documents (except as expressly modified in this Agreement) and that such liens, assignments, and security interests shall not in any manner be waived, released, altered or modified. Each of Borrower and each Guarantor acknowledges and agrees that as of the effective date of this Agreement, to its current and actual knowledge, there are no offsets, defenses or claims against any part of the indebtedness evidenced by the Loan Agreement or the Notes or secured by the other Loan Documents.

8.     Representations and Warranties. Borrower hereby certifies that, after giving effect to this Agreement:

(a)     The representations and warranties of Borrower contained in Section 9 of the Loan Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of Borrower contained in Section 9 of the Loan Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

Seventh Amendment to Loan Agreement

(b)     this Agreement has been duly authorized, executed and delivered by Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable Debtor Relief Laws; and

(c)     after giving effect to this Agreement, no Potential Default or Event of Default exists.

9.     Conditions to Effectiveness. This Agreement shall not be effective until the following conditions precedent have been satisfied:

(a)     Administrative Agent shall have received counterparts of this Agreement executed by Borrower, each Guarantor and each Lender;

(b)     No Potential Default or Event of Default shall exist after giving effect to the limited waiver in Section 4 hereof;

(c)     Administrative Agent shall have received (for the pro rata benefit of the Lenders) (i) an extension fee equal to 25 basis points on the amount of the Borrowing Base, as adjusted hereby, and (ii) a waiver fee in an amount equal to $2,500;

(d)     Borrower and Guarantors shall have paid all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent; and

(e)     Administrative Agent shall have received such other documents, instruments and certificates as reasonably requested by Administrative Agent.

Upon the satisfaction of the conditions set forth in this Section 9, this Agreement shall be effective as of the date hereof.

10.     Scope of Agreement. Any and all other provisions of the Loan Agreement and any other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Agreement.

11.     Limitation on Agreements. The amendments and agreements set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights which Administrative Agent or any Lender has or may have in the future under, or in connection with the Loan Agreement, as amended hereby, the other Loan Documents or any of the documents referred to herein or therein.

Seventh Amendment to Loan Agreement

12.     Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas.

13.     Headings.     Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

14.     Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

15.     Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

16.     No Novation. This Agreement is given as an amendment and modification of, and not as a payment of, the indebtedness of Borrower and each Guarantor under the Notes, the Loan Agreement and the other Loan Documents and is not intended to constitute a novation of the Notes, the Loan Agreement or any of the other Loan Documents. All of the indebtedness, liabilities and obligations owing by Borrower and each Guarantor under the Notes, the Loan Agreement and the other Loan Documents shall continue.

17.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, each Guarantor, Administrative Agent and each Lender and their respective successors, assigns and legal representatives; provided, however, neither Borrower nor any Guarantor, without the prior consent of Administrative Agent, may assign any of its rights, powers, duties or obligations hereunder.

18.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

19.     Expenses. Without limiting the provisions of Section 12.1 of the Loan Agreement, Borrower and Guarantors agree to pay all out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Administrative Agent or any Lender) incurred before or after the date hereof by Administrative Agent, any Lender and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Loan Documents.

Seventh Amendment to Loan Agreement

20.     Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, Borrower and each Guarantor (collectively, “Releasor”) agree as follows (the “Release Provision”):

(a)     Releasor hereby releases and forever discharges Administrative Agent, each Lender and their respective predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group") jointly and severally from any and all claims, counterclaims, ,demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims"), which Releasor may have or claim to have against any of Lender Group.

(b)     Releasor agrees not to sue any of Lender Group or in any way assist any other Person in suing Lender Group with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)     Releasor acknowledges, warrants, and represents to Lender Group that:

(i)     Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)     Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein.     Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)     Releasor has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.

(iv)     Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such Claims to any other Person.

Seventh Amendment to Loan Agreement

(d)     Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and the Lenders to enter into this Agreement.

(e)     It is the .express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any Claims released hereby against Lender Group.

(f)     If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

21. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND GUARANTORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ADMINISTRATIVE AGENT AND LENDERS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.

THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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Seventh Amendment to Loan Agreement

EXECUTED to be effective as of the date first above written.

BORROWER:

TRANSCOASTAL COPORATION

By:	/s/ Stuart G. Hagler
Stuart G. Hagler
President

Seventh Amendment to Loan Agreement

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GREEN BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Jeff Cheatham
Jeff Cheatham
Senior Vice President

Seventh Amendment to Loan Agreement

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LIBERTY CAPITAL BANK,
as a Lender

By:	/s/ Janice Bywater
Janice Bywater
SVP

Seventh Amendment to Loan Agreement

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Ratification of Guaranties

Each of the undersigned, as guarantors of the obligations under one or more Guaranty Agreements (each, as amended, a “Guaranty Agreement”), hereby (a) consents and agrees to this Seventh Amendment to Loan Agreement, including, without limitation, the terms and provisions of Sections 6, 7, 16, 17, 19, 20 and 21 thereof, and (b) confirms and agrees that its Guaranty Agreement, as amended or restated prior to or concurrently with the execution of this Agreement, is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Seventh Amendment to Loan Agreement each reference in any Guaranty Agreement to “the Loan Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified by the Seventh Amendment to Loan Agreement.

/s/ Stuart G. Hagler
Stuart G. Hagler

/s/ David J. May
David J. May

/s/ W.A Westmoreland
W.A Westmoreland

CORETERRA OPERATING, LLC

By:	/s/ Stuart G. Hagler
Stuart G. Hagler
Manager

Seventh Amendment to Loan Agreement

Ratification of Guaranties